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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 and Form S-3) of Epimmune Inc. of our report dated February 2, 2001 with respect to the consolidated financial statements of Epimmune Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000.



                                                   ERNST & YOUNG LLP


San Diego, California March 23, 2001